UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2004

TIER TECHNOLOGIES, INC. Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of principal executive offices)		20191 (Zip Code)
(571) 382-1090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

 Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On October 4, 2004, Tier Technologies, Inc., a California corporation (the “Company”) announced a strategic investment in CPAS Systems, Inc., a global supplier of pension administration software systems. On October 1, 2004, the Company acquired 45% of the common stock of CPAS.

Item 9.01(c) Exhibits

Exhibit 99.1 Press release of Tier Technologies, Inc. dated October 4, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC. By: /s/ Jeffrey A. McCandless Jeffrey A. McCandless Chief Financial Officer

Date: October 7, 2004

Exhibit No.	Description
99.1	Press release of Tier Technologies, Inc. dated October 4, 2004